Exhibit 99.1

For Immediate Release

LPL ANNOUNCES LEADERSHIP TRANSITION

Mark Casady to retire as CEO

Dan Arnold, LPL president, named president and CEO

SAN DIEGO – Dec. 5, 2016 – Leading retail investment advisory firm and independent broker/dealer LPL Financial LLC, a wholly owned subsidiary of LPL Financial Holdings Inc. (NASDAQ: LPLA), today announced that Mark Casady will retire from his role as CEO effective January 3, 2017. As part of its succession plan, the LPL Board of Directors has appointed Dan Arnold, current LPL president, to be president and CEO effective upon Casady’s retirement. Arnold will also join the Board of Directors at that time, and Casady will continue as non-executive chair of the Board of Directors until March 3, 2017.

Arnold has served as LPL president since March 2015 and has been responsible for driving the development of the firm’s long-term strategy for growth. With LPL since 2007, he has more than 20 years of industry experience, having previously served as LPL’s chief financial officer and, before that, head of strategy and divisional president of LPL’s Institution Services business.

“The Board extends its deep appreciation to Mark for his outstanding leadership and careful stewardship of the LPL mission over the past 14 years, and we wish him the very best in his retirement,” said Jim Putnam, LPL lead director of the Board. “In selecting Dan Arnold, the Board has demonstrated its confidence in a proven senior leader who has played an integral role in creating a talent-rich organization that is gaining momentum within a promising business environment.”

Putnam continued, “As we make this transition, we are in the midst of one of our most successful recruiting years in LPL’s history. Additionally, LPL’s scale and financial performance have equipped the firm to continue investing in the business and to respond decisively to opportunities as they arise. Against this backdrop, we have great confidence in our ability to thrive as an independent public company.”

“I am deeply humbled to accept the role of leading this extraordinary company into the future,” said Arnold. “As an entrepreneur at heart, I am constantly inspired and energized by the work our advisors and institutions do to serve investors and by the talent and dedication our employees bring to their work every day in support of our mission. As we look to the future, we remain focused on improving the advisor experience through technology, enhancing capabilities to support advisor growth, and driving operational efficiency. I see tremendous opportunity in our business, and I am excited to work together with my LPL colleagues to bring objective financial advice to millions of Americans.”

Arnold joined LPL through its acquisition of the UVEST broker/dealer — a leading provider of investment services to banks and credit unions — which he led as president and chief operating officer. As LPL chief financial officer, Arnold was responsible for formulating financial policy and ensuring the effectiveness of the organization’s financial functions. Most recently, as

LPL president, he has led the firm’s focus on business development, existing advisor and institution growth, the client experience, research capabilities and sponsor partnerships.

“I am thrilled that Dan will take up the mantle of LPL’s profound mission,” said Casady. “I will be able to retire knowing the company is in good hands and with bright prospects for the future. Dan and I have worked together for 10 years, and I know he is a passionate advocate for our employees, advisors, and shareholders.”

Since joining LPL in 2002, Casady has led the organization through a period of tremendous growth, during which the firm expanded its leadership in the independent advice market. Casady oversaw the firm’s transition from a primarily brokerage-based business to a leader in the retail investment advisory space. Most recently, he orchestrated the successful transformation of LPL’s operations and infrastructure, positioning the company for future growth.

About LPL Financial

LPL Financial, a wholly owned subsidiary of LPL Financial Holdings Inc. (NASDAQ:LPLA), is a leader in the retail financial advice market and served approximately $495 billion in brokerage and advisory assets as of October 31, 2016. LPL is one of the fastest growing RIA custodians and is the nation’s largest independent broker-dealer (based on total revenues, Financial Planning magazine June 1996-2016). The Company provides proprietary technology, comprehensive clearing and compliance services, practice management programs and training, and independent research to more than 14,000 independent financial advisors and over 700 financial institutions, enabling them to help their clients turn life’s aspirations into financial realities. Advisors associated with LPL also serviced an estimated 45,000 retirement plans with an estimated $129 billion in retirement plan assets, as of September 30, 2016. LPL also supports approximately 4,200 financial advisors licensed and affiliated with insurance companies with customized clearing, advisory platforms, and technology solutions. LPL Financial and its affiliates have more than 3,200 employees with primary offices in Boston, Charlotte, and San Diego. For more information, please visit www.lpl.com.

Securities and advisory services offered through LPL Financial, registered investment advisor, member FINRA/SIPC.

Forward-Looking Statements

Statements in this press release, including those relating to the composition of the Company’s management and Board and the Company’s future financial and operating results, outlook, growth, plans and future operating environment, as well as any other statements that are not related to present facts or current conditions or that are not purely historical, constitute forward-looking statements. These forward-looking statements are based on the Company’s historical performance and its plans, estimates, and expectations as of December 5, 2016. The words “anticipates”, “believes”, “expects”, “may”, “plans”, “predicts”, “has confidence,” “will” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are not guarantees that the future results, plans, intentions, or expectations expressed or implied by the Company will be achieved. Matters subject to forward-looking statements involve known and unknown risks and uncertainties, including economic, legislative, regulatory, competitive, and other factors, which may cause actual financial or operating results, levels of activity, or the timing of events, to be materially different than those expressed or implied by forward-looking statements. Important factors that could cause or contribute to such differences include: changes in general economic and financial market conditions, including retail investor sentiment; fluctuations in the value of advisory and brokerage assets; fluctuations in levels of net new advisory assets and the related impact on fee revenue; fluctuations in the number of retail investors served by the Company; effects of competition in the financial services industry and the success of the Company in attracting and retaining financial advisors and institutions; changes in the number of the Company’s financial advisors and institutions, and their ability to market effectively financial products and services; changes in interest rates and fees payable by banks participating in the Company’s cash sweep program, including the Company’s success in negotiating agreements with current or additional counterparties; the Company’s strategy in managing cash sweep program fees; changes in the growth and profitability of the Company’s fee-based business; the effect of current, pending and future legislation, regulation and regulatory actions, including the U.S. Department of Labor’s final rule (“DOL Rule”) and disciplinary actions imposed by federal and state securities regulators and self-regulatory organizations; the costs of settling and remediating issues related to pending or future regulatory matters or legal proceedings; changes made to the Company’s offerings and services in response to the current, pending and future legislation, regulation and regulatory actions, including the DOL Rule, and the effect that such changes may have on the Company’s gross profit streams and costs; execution of the Company’s plans and its success in realizing the expense savings and service improvements and efficiencies expected to result from its initiatives and programs, particularly its expense plans and technological initiatives; the Company’s success in negotiating and developing commercial arrangements with third-party services providers; the performance of third-party service providers to which business processes are transitioned from the Company; the Company’s ability to control operating risks, information technology systems risks, cybersecurity risks, and sourcing risks; and the other factors set forth in Part I, “Item 1A. Risk Factors” in the Company’s 2015 Annual Report on Form 10-K, as may be amended or updated in the Company’s Quarterly Reports on Form 10-Q. Except as required by law, the Company specifically disclaims any obligation to update any forward-looking statements as a result of developments occurring hereafter, even if its estimates, views or plans change, and you should not rely on statements contained herein as representing the Company’s views as of any date subsequent to December 5, 2016.

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